UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees Equity Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1:	Reports to Shareholders

Vanguard® International Value Fund

> Semiannual Report

April 30, 2006

>	Vanguard International Value Fund returned 27.5%, besting broad international markets and the average return among peer funds.

>	The fund’s large exposures to energy and financials stocks enlarged its return; each sector soared in the wake of rapid growth in developing countries.

>	The fund’s advisors also made good stock picks in the emerging markets of Brazil, Russia, and China.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	24
Trustees Renew Advisory Agreements	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard International Value Fund	27.5%
MSCI EAFE Index	22.9
Average International Fund[1]	23.9
MSCI All Country World Index ex USA	25.0

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$33.30	$40.51	$0.56	$1.10

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Robust growth in economies around the world led to strong stock market gains, particularly in emerging markets. For the fiscal half-year ended April 30, 2006, Vanguard International Value Fund returned 27.5%. This excellent result reflected your advisors’ strong stock selection across the board, with particularly good results in the fund’s two largest sectors, energy and financials stocks. Both sectors have participated in the supercharged growth of India, China, and smaller economies in Southeast Asia and Latin America.

The fund outperformed both the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the MSCI All Country World Index ex USA, which (like your fund) adds emerging markets to the EAFE mix. The fund also outperformed the average return of its peers.

International stocks continued to surpass U.S. stocks

During the period, developed markets in Europe and the Pacific produced excellent local-currency returns and even better dollar-denominated returns. In Europe, the dollar’s weakness relative to the euro enhanced returns when translated back into dollars for U.S.-based investors; in the Pacific region, a weaker dollar combined with the resurgence of the dominant Japanese stock market, where the Nikkei 225 index rebounded to levels last seen nearly six years ago.

As was the case in the United States, corporate earnings were strong and economic growth was solid across most foreign markets. Rising energy prices, however, continued to weigh somewhat on the minds and wallets of consumers. Emerging markets, bolstered by surging development, were the period’s biggest gainers.

The Fed continued its measured pace of raising short-term rates

For the six-month period, U.S. bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Energy and financials sectors continued to drive fund gains

The first half of the International Value Fund’s current fiscal year shared much in common with the second half of the fiscal year ended October 31, 2005. By pursuing the best combination of reasonable stock prices and attractive earnings growth, your

Market Barometer
	Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	25.0%	38.1%	11.4%
Russell 1000 Index (Large-caps)	9.9	16.7	3.4
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized

fund’s managers successfully selected top performers across the market, particularly within the energy and financials sectors. The fund’s holdings in these sectors, by far the largest weightings in the portfolio, averaged gains in excess of 30%.

The advisors also continued to focus on fast-growing emerging markets, where they judged that stock valuations were often more attractive than those in developed markets. Within financials, for example, the fund took significant (and profitable) positions in bank and insurance companies based in China, South Korea, Hong Kong, and Brazil. Even the fund’s successful holdings in developed markets tended toward companies with substantial dealings in emerging countries, such as the Dutch bank ABN-AMRO.

Energy stocks in developed markets have become fairly pricey due to persistent high energy prices. Your fund’s managers again found the best values in developing markets. Among the ten largest contributors to fund performance were Brazil’s Petróleo Brasileiro and Russia’s OAO Lukoil, soaring 58% and 66%, respectively, during the six months. China’s Yanzhou Coal Mining, another large holding, also performed well, gaining 33%.

Other important, though smaller, contributors to the fund’s strong returns included its holdings in utilities and materials. For example, French steel maker Arcelor—the target of an acquisition—was one of the best performers among materials companies in the fund, while Germany’s E.ON was a standout among utilities.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Fund
International Value Fund	0.49%	1.65%

1 Fund expense ratio reflects the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

There were no true weaknesses in a period when the fund’s smallest sector return (telecommunication services) was in the double digits. The fund’s only weakness relative to the index came in consumer discretionary stocks, where the fund did not hold many of the consumer electronics and clothing retailers that surged during the period. Even here, the fund trailed by an insignificant amount.

Take a breath and gauge ability to withstand losses

Investing internationally, particularly in emerging markets, has been a winning strategy in recent years. Eye-catching returns have prompted many investors to add international exposure to their portfolios, perhaps for the first time. Vanguard encourages all investors to develop an allocation among stocks, bonds, and cash—and among subsectors of each of these markets—in accordance with their goals, time horizon, and risk tolerance. For international investors, this last element—risk—is one of the most important.

Your fund’s managers hold assets not only in developed economies such as the United Kingdom and Japan—with their “weaker” returns of between 20% and 30% during the most recent period—but in South Korea, Brazil, and Russia, where gains exceeded 30%, 50%, and 60%, respectively. Keep in mind that less-developed markets—on a tear in recent years—can also exhibit a sharp downside. As with all stock investments, it is best to commit to international markets for the long term, to be able to ride out any reversals. Investors “going abroad” with their assets need to keep this potential for volatility in mind and not overcommit to foreign investments based on recent performance figures.

A steadfast approach to your portfolio’s asset allocation and a close eye on costs are two fundamental ways to give yourself the best chance of being a successful investor over the long haul. Thank you for giving us the opportunity to work with you in pursuing your financial goals.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 15, 2006

Advisors’ Report

During the fiscal half-year ended April 30, 2006, Vanguard International Value Fund returned 27.5%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the dollar amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Hansberger Global Investors, Inc.

Ronald Holt, President and Managing Director of Research

Aureole L.W. Foong, Managing Director, Asia Research

A strong global economy produced gains across all sectors, with the materials and industrials sectors benefiting most. The materials and industrials sectors of the MSCI EAFE Index—the benchmark index for the International Value Fund—returned more than 35% and 30%, respectively, for the past six months.

The vigorous growth rate has been accompanied by several risk factors. Rising energy and commodities prices could fuel inflation, triggering central banks to raise

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisors	%	$ Million	Investment Strategy
Hansberger Global Investors, Inc.	47	$2,765	Employs traditional, bottom-up fundamental analysis
			to uncover undervalued investment opportunities.
			Companies are analyzed from both a global sector and
			geographic perspective by a team of analysts located
			in offices around the world.
Sanford C. Bernstein & Co., LLC	47	2,723	Uses a fundamentally based, research-driven approach
			to find companies whose long-term earnings power
			exceeds the level implied by their current stock price.
			Proprietary quantitative tools aid risk control and
			portfolio construction, helping find a balanced trade-off
			between risk and return.
Cash Investments[1]	6	351	——

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

interest rates, which could slow growth. Finally, geopolitics is also a concern following recent trade tensions between the United States and China, rising concerns related to Iran’s nuclear program, and the ongoing military operations in Iraq.

Despite these challenges, the global economy remains robust, and companies continue to generate growth in profits and cash flows for shareholders. Although conventional market wisdom suggests that rising interest rates are a negative for companies in emerging markets, we continue to believe in the long-term prospects of these markets and we hold an overweighted position in them. In our opinion, the fund’s emerging-market investments are characterized by strong growth potential, high profitability, financial strength, and attractive valuations. We are also encouraged by the improvement in shareholder focus by many emerging-market companies. In many cases, capital is now being allocated rationally and is being returned to shareholders through higher dividends or share buybacks.

In addition to increasing our allocation to emerging markets, we have also expanded our exposure to Japan. Our renewed interest in this country is driven by our continued discovery of quality businesses that are leveraged to an improving Japanese economy and whose valuations do not reflect their earnings potential over the next cycle. In addition to better operational results, we also expect an improvement in capital management from our holdings in Japan, which should lead to enhanced profitability, higher dividend payout ratios, and more share buybacks. Investments in companies such as Bank of Yokohama, Nomura Holdings, and Nintendo are poised to build on their recent gains, in our opinion.

Sanford C. Bernstein & Co., LLC

Portfolio Managers:

Kevin F. Simms, CPA, Co-Chief Investment Officer, International Value Equities

Henry S. D’Auria, Co-Chief Investment Officer, International Value Equities

The advance of international markets reflected a supportive economic backdrop during the fiscal half-year. Economic growth is expected to soften in the United States this year; however, this is being offset by faster growth elsewhere. Corporate profitability and cash flow remain healthy, and boardroom confidence is high, helping to fuel a marked pickup in merger and acquisition activity. Significantly, cross-border takeovers are now beginning to take place in Europe, which could herald a fresh wave of restructuring there.

Steelmaker Arcelor, one of the largest contributors to the International Value Fund’s relative outperformance over the period, was the target of a takeover bid. The European company’s stock soared after receiving a hostile $22 billion takeover offer from larger rival Mittal Steel, based in the Netherlands. Speculation of further consolidation and improved sentiment in the steel industry also boosted the shares of Brazil-based Usiminas and Gerdau. Other significant contributors were Japanese financial services firm ORIX; Continental, the German tire-and-braking-systems company; and Xstrata, a U.K. diversified mining group. Each posted stronger-than-expected earnings, largely due to healthy operating environments and successful restructuring initiatives.

Several portfolio themes arise from our bottom-up stock selection. For example, we continue to favor energy and industrial commodities companies. Many of these holdings have done extremely well over the past three years on the backs of rapid economic growth and buoyant demand. Now that these companies are at, or even past, the peak of their earnings cycle, many investors fear a rapid decline in profitability. But our research suggests that these holdings will continue to benefit from an extended period of above-normal profits, as well as intra-industry consolidation trends. Although we have trimmed some of our exposure to industrial commodities and energy companies as they have appreciated, the portfolio remains heavily invested in these sectors.

We are also maintaining broad exposure to companies in emerging markets. As a result of the recent outperformance of emerging markets, however, the discount between developing and developed markets has narrowed, and we have reduced our exposure.

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	200	1,136	2,045
Turnover Rate	38%[3]	—	—
Expense Ratio	0.49%[3]	—	—
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11%	12%	11%
Consumer Staples	6	7	7
Energy	12	7	9
Financials	29	30	28
Health Care	6	8	7
Industrials	9	11	10
Information Technology	8	6	7
Materials	9	9	10
Telecommunication
Services	5	5	6
Utilities	4	5	5
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.89	1.00	0.91	1.00
Beta	1.05	1.00	1.01	1.00

Ten Largest Holdings[4] (% of total net assets)

ING Groep NV	diversified
	financial services	1.9%
Vodafone Group PLC	wireless
	telecommunication
	services	1.7
Total SA	integrated
	oil and gas	1.6
Canon, Inc.	office electronics	1.5
Credit Suisse Group	diversified
(Registered)	capital markets	1.5
ENI SpA	integrated
	oil and gas	1.5
E.ON AG	electric utilities	1.4
Petróleo Brasileiro	integrated
	oil and gas	1.4
AstraZeneca Group PLC	pharmaceuticals	1.4
HBOS PLC	diversified banks	1.3
Top Ten		15.2%

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	21%	24%	19%
France	12	10	8
Germany	5	7	6
Switzerland	5	7	6
Italy	3	4	3
Netherlands	3	3	3
Spain	2	4	3
Sweden	1	2	2
Finland	1	1	1
Belgium	0	1	1
Greece	0	1	1
Ireland	0	1	1
Denmark	0	1	1
Norway	0	1	1
Austria	0	0	1
Subtotal	53%	67%	57%
Pacific
Japan	22%	25%	20%
Singapore	2	1	1
Australia	1	5	4
Hong Kong	1	2	1
Subtotal	26%	33%	26%
Emerging Markets
Brazil	4%	—	2%
South Korea	4	—	2
China	2	—	1
Taiwan	2	—	2
South Africa	2	—	1
Russia	1	—	1
Israel	1	—	0
India	0	—	1
Mexico	0	—	1
Subtotal	16%	—	11%
North America
Canada	4%	—	6%
Short-Term Reserves	1%	—	—

1 Country percentages exclude currency contracts held by the fund.

2 MSCI EAFE Index.

3 MSCI All Country World Index ex USA.

See page 28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1995–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[2]	5/16/1983	29.91%	13.57%	8.50%

1 Six months ended April 30, 2006.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (91.6%)[1]
Australia (0.9%)
Westpac Banking
Corp., Ltd.	2,240,265	42,671
Macquarie Airports Group	2,661,200	6,627
		49,298
Austria (0.1%)
Voestalpine AG	50,000	7,286

Belgium (0.3%)
^ Delhaize Group	151,300	10,888
^ KBC Bank & Verzekerings
Holding	52,000	6,026
		16,914
Brazil (3.7%)
Petroleo Brasileiro ADR	590,300	58,339
Companhia Vale do
Rio Doce ADR	874,000	38,876
Companhia Energetica de
Minas Gerais ADR	650,000	30,804
Petroleo Brasileiro SA Pfd.	956,800	21,197
Usiminas-Usinas Siderugicas
de Minas Gerais SA Pfd	491,000	18,595
Gerdau SA ADR	1,059,000	18,321
Uniao de Bancos
Brasileiros SA GDR	187,100	14,846
Braskem SA	923,922	6,340
Companhia de Saneamento
Basico do Estado
de Sao Pa	41,100,000	4,027
Suzano Bahia Sul Papel e
Celulose SA	445,001	3,143
		214,488
Canada (4.0%)
Alcan Inc.	821,200	42,916
Canadian Natural
Resources Ltd.	433,200	25,979
* Celestica, Inc.	2,217,500	24,969

*	Nexen Inc.	316,400	18,447
	Inco Ltd.	299,000	16,885
^	Royal Bank of Canada	361,800	15,446
	EnCana Corp.	288,500	14,387
	Teck Cominco Ltd. Class B	198,600	13,661
^	Husky Energy Inc.	208,000	12,214
*	Celestica Inc.	1,018,240	11,422
^	Telus Corp.–
	Non Voting Shares	261,500	10,782
	ING Canada Inc.	176,700	9,491
^	Manulife Financial Corp.	118,000	7,687
^	Bank of Nova Scotia Halifax	159,100	6,605
	Nova Chemicals Corp.	88,600	2,622
			233,513
China (2.0%)
	Yanzhou Coal Mining Co.
	Ltd. H Shares	38,554,000	32,809
	Denway Motors Ltd.	74,000,000	29,787
	Ping An Insurance
	(Group) Co. of China Ltd.	10,285,000	28,296
	PetroChina Co. Ltd.	14,954,000	16,718
	China Petroleum &
	Chemical Corp.	13,320,000	8,522
			116,132
Finland (0.6%)
	Nokia Oyj	1,520,000	34,428

			Market
			Value•
		Shares	($000)
France (11.0%)
	Total SA	344,744	94,992
^	Renault SA	503,600	58,321
*^	Carrefour SA	862,000	49,869
	Sanofi-Aventis	464,604	43,743
	Vivendi SA	1,160,000	42,288
	BNP Paribas SA	438,000	41,303
	Societe Centrale des
	Assurances Generales de	310,400	39,182
	France Telecom SA	1,666,200	38,762
*^	AXA	1,020,809	37,320
	Societe Generale Class A	219,700	33,481
	Credit Agricole SA	798,260	32,087
	STMicroelectronics NV	1,750,500	32,018
	Schneider Electric SA	260,000	29,385
^	Suez SA	687,000	26,783
	European Aeronautic
	Defence and Space Co.	652,370	25,701
	Arcelor	328,100	13,475
*	BNP Paribas New	30,000	2,734
			641,444
Germany (4.4%)
*^	E.ON AG	657,200	79,840
^	Continental AG	404,300	48,056
^	Muenchener
	Rueckversicherungs-
	Gesellschaft AG
	(Registered)	258,600	36,557
	RWE AG	328,000	28,414
	Man AG	358,500	27,132
	Adidas-Salomon AG	105,000	22,128
^	Allianz AG	57,700	9,638
	Fresenius Medical Care AG	67,000	8,025
			259,790
Greece (0.4%)
	Folli-Follie SA	918,000	26,108

Hong Kong (1.0%)
	Johnson Electric
	Holdings Ltd.	32,682,000	27,586
	Hutchison Whampoa Ltd.	2,218,000	21,789
	Kerry Properties Ltd.	1,767,000	6,240
	Sino Land Co.	3,144,200	5,233
			60,848
Hungary (0.4%)
	MOL Magyar Olaj-es
	Gazipari Rt. GDR	104,500	12,279
	MOL Magyar Olaj-es
	Gazipari Rt.	80,900	9,607
			21,886

India (0.3%)
* State Bank of India GDR	258,600	13,176
Punjab National Bank Ltd.	296,000	2,753
		15,929
Indonesia (0.1%)
PT Astra International Tbk	4,162,000	5,648
* PT Toba Pulp Lestari Tbk	545,000	—
		5,648
Israel (0.7%)
* Check Point Software
Technologies Ltd.	1,216,500	23,539
Bank Hapoalim Ltd.	1,800,000	9,245
Bank Leumi Le-Israel	1,700,000	6,792
		39,576
Italy (3.0%)
ENI SpA	2,789,055	85,218
Unicredito Italiano SpA	4,288,300	32,250
Saipem SpA	955,400	23,841
^ Buzzi Unicem SPA	731,720	18,693
Banco Popolare di
Verona e Novara Scarl SpA	604,700	16,996
		176,998
Japan (19.5%)
Canon, Inc.	1,191,500	90,303
Toyota Motor Corp.	872,000	50,816
Sumitomo Trust &
Banking Co., Ltd.	4,700,000	49,735
Nissan Motor Co., Ltd.	3,706,400	48,563
Sumitomo Mitsui
Financial Group, Inc.	4,433	48,486
ORIX Corp.	146,200	43,837
JFE Holdings, Inc.	1,107,200	42,851
Nintendo Co.	276,000	40,932
Nomura Holdings Inc.	1,800,000	40,558
Japan Tobacco, Inc.	9,800	39,215
Ajinomoto Co., Inc.	3,138,000	38,965
Shionogi & Co., Ltd.	2,181,000	36,684

			Market
			Value•
		Shares	($000)
	KDDI Corp.	5,660	34,728
	Bank of Yokohama Ltd.	4,383,000	34,175
	Marubeni Corp.	5,795,000	33,277
	Takeda
	Pharmaceutical Co. Ltd.	526,000	32,088
	JS Group Corp.	1,415,000	31,348
	The Chugoku Bank, Ltd.	1,886,000	29,565
	Sumitomo Corp.	1,900,000	28,334
	Mitsui OSK Lines Ltd.	3,828,000	27,231
	Joyo Bank Ltd.	4,022,000	26,889
	Asahi Glass Co., Ltd.	1,868,000	26,289
	Mitsubishi Corp.	1,080,000	26,017
	Isuzu Motors Ltd.	7,224,000	25,928
^	Mitsui & Co., Ltd.	1,581,000	23,869
	Mitsui Chemicals, Inc.	3,200,000	23,082
	Itochu Corp.	2,302,000	20,784
	Sumitomo Heavy
	Industries Ltd.	1,622,000	17,005
	East Japan Railway Co.	2,120	16,503
	Kobe Steel Ltd.	4,751,000	16,104
	Sumitomo Metal
	Industries Ltd.	3,581,000	15,036
	Mitsubishi UFJ
	Financial Group	938	14,630
	Nippon Mining
	Holdings Inc.	1,276,500	11,739
	Tokyo Gas Co., Ltd.	2,200,000	10,601
	Hitachi Ltd.	1,212,000	8,981
	Nippon Telegraph and
	Telephone Corp.	2,000	8,946
	EDION Corp.	330,000	7,941
	Sega Sammy Holdings Inc.	169,100	6,709
	Tokyo Electric Power Co.	235,000	6,017
	Sankyo Co., Ltd.	60,000	4,245
			1,139,006
	Luxembourg (0.2%)
	SES Global FDR	824,600	13,495

	Netherlands (2.4%)
	ING Groep NV	2,685,168	109,390
^	ABN-AMRO Holding NV	1,105,269	32,811
			142,201

	Philippines (0.3%)
	Philippine Long Distance
	Telephone Co.	385,500	15,248

	Russia (1.0%)
	OAO Lukoil Holding
	Sponsored ADR	423,200	38,342
*[2]	Evraz Group SA GDR	696,262	17,407
			55,749
	Singapore (1.7%)
	DBS Group Holdings Ltd.	3,886,701	43,731
	Singapore
	Telecommunications Ltd.	17,087,360	29,649
	Singapore Airlines Ltd.	2,870,000	25,797
			99,177
	South Africa (1.5%)
	Sasol Ltd.	644,500	26,659
	Sanlan Ltd.	9,045,470	23,192
	Tiger Brands Ltd.	525,100	14,488
	Standard Bank Group Ltd.	1,013,700	14,355
	Telkom South Africa Ltd.	309,500	7,299
			85,993
	South Korea (3.7%)
	Samsung
	Electronics Co., Ltd.	77,220	52,701
	Shinsegae Co., Ltd.	63,000	30,883
	POSCO	88,500	25,129
	Kookmin Bank	250,600	22,359
	Samsung
	Electronics Co., Ltd. Pfd.	34,500	18,683
	Industrial Bank of Korea	879,860	17,745
	Hyundai Mobis	200,510	17,731
	Honam Petrochemical Corp.	267,700	17,044
	INI Steel Co.	221,440	8,574
	Hanwha Chemical Corp.	223,000	2,664
			213,513
	Spain (1.4%)
	Repsol YPF SA	1,300,700	38,772
	Banco Santander
	Central Hispano SA	1,736,000	26,757
	Endesa SA	571,800	18,898
			84,427

		Market
		Value•
	Shares	($000)
Sweden (1.2%)
^ Svenska Handelsbanken
AB A Shares	1,207,200	34,610
Eniro AB	2,408,000	26,319
Svenska Cellulosa
AB B Shares	204,000	9,209
		70,138
Switzerland (4.7%)
Credit Suisse Group
(Registered)	1,429,799	89,553
Novartis AG (Registered)	674,980	38,576
Lonza AG (Registered)	461,600	32,648
Nestle SA (Registered)	102,500	31,161
* ABB Ltd.	2,159,080	30,685
Serono SA Class B	42,900	28,077
CIBA Specialty Chemicals
AG (Registered)	409,300	25,039
		275,739
Taiwan (1.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	3,895,137	40,821
Quanta Computer Inc.	9,205,000	16,235
Hon Hai Precision
Industry Co., Ltd.	2,192,000	14,809
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,132,000	8,736
Compal Electronics Inc.
GDR	1,449,353	8,087
China Steel Corp.	4,200,000	4,103
China Steel Corp. GDR	179,313	3,515
Far EasTone
Telecommunications Co.,
Ltd.	1,800,000	2,251
* CMC Magnetics Corp.	7,000,000	2,241
		100,798
Thailand (0.2%)
PTT Public Co., Ltd.
(Foreign)	2,059,900	14,146

Turkey (0.1%)
Ford Otomotiv Sanayi A.S.	584,400	5,822

United Kingdom (19.0%)
Vodafone Group PLC	40,936,829	96,510
AstraZeneca Group PLC	1,444,900	79,192
HBOS PLC	4,253,932	74,571
Royal Bank of
Scotland Group PLC	2,297,949	74,499
BP PLC	4,297,096	52,358
British American

Tobacco PLC	1,895,800	48,150
BHP Billiton PLC	2,264,300	46,417
Cattles PLC	6,664,555	45,753
Aviva PLC	2,705,192	39,210
Barclays PLC	3,162,800	39,174
GlaxoSmithKline PLC	1,217,179	34,868
Man Group PLC	758,000	34,773
Reuters Group PLC	4,905,500	34,453
Old Mutual PLC	9,900,000	34,448
British Sky Broadcasting
Group PLC	3,540,800	33,668
HSBC Holdings PLC	1,934,000	33,265
^ Xstrata PLC	819,970	29,443
BAE Systems PLC	3,500,400	26,475
J. Sainsbury PLC	4,335,800	26,291
Signet Group PLC	13,172,341	25,182
Kingfisher PLC	6,113,145	25,009
Smith & Nephew PLC	2,943,300	24,195
Unilever PLC	2,200,000	23,159
Mitchells & Butlers PLC	2,209,000	19,713
Enterprise Inns PLC	734,000	12,442
International Power PLC	2,277,625	12,344
Friends Provident PLC	3,350,000	11,896
Royal & Sun Alliance
Insurance Group PLC	4,350,000	10,881
Punch Taverns PLC	624,360	9,904
Corus Group PLC	5,800,000	8,866
SABMiller PLC	413,600	8,636
Royal Dutch Shell PLC
Class B	241,359	8,576
Tate & Lyle PLC	840,300	8,460
Taylor Woodrow PLC	1,167,400	8,118
InterContinental Hotels
Group PLC	340,475	5,996
		1,106,895
United States (0.1%)
* Flextronics International Ltd.	597,900	6,792
Total Common Stocks
(Cost $3,959,342)		5,349,425

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (15.1%)[1]
Money Market Fund (14.7%)
[3] Vanguard Market
Liquidity Fund, 4.771%	416,425,648	416,426
[3] Vanguard Market
Liquidity Fund,
4.771%—Note G	441,818,328	441,818
		858,244
	Face
	Amount
	($000)
U.S. Agency Obligations (0.4%)
[4] Federal Home Loan Mortgage Corp.
[5] 4.736%, 5/26/06	11,000	10,964
[4] Federal National Mortgage Assn.
[5] 4.847%, 7/5/06	5,000	4,957
[5] 4.937%, 7/19/06	5,000	4,947
		20,868
Total Temporary Cash Investments
(Cost $879,112)		879,112
Total Investments (106.7%)
(Cost $4,838,454)		6,228,537
Other Assets and Liabilities (– 6.7%)
Other Assets—Note C		116,561
Security Lending Collateral
Payable to Brokers—Note G		(441,818)
Other Liabilities		(64,366)
		(389,623)
Net Assets (100%)
Applicable to 144,130,172 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		5,838,914
Net Asset Value Per Share		$40.51

At April 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	4,113,617	28.55
Undistributed Net
Investment Income	33,139.23
Accumulated Net
Realized Gains	292,476	2.03
Unrealized Appreciation
(Depreciation)
Investment Securities	1,390,083	9.64
Futures Contracts	596	—
Foreign Currencies and
Forward Currency Contracts	9,003.06
Net Assets	5,838,914	$40.51

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 8.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of this security represented 0.3% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $20,868,000 and cash of $2,053,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

FDR—Fiduciary Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1]	49,076
Interest[2]	5,560
Security Lending	595
Total Income	55,231
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,647
Performance Adjustment	554
The Vanguard Group—Note C
Management and Administrative	5,929
Marketing and Distribution	517
Custodian Fees	531
Shareholders’ Reports	50
Trustees’ Fees and Expenses	2
Total Expenses	11,230
Expenses Paid Indirectly—Note D	(295)
Net Expenses	10,935
Net Investment Income	44,296
Realized Net Gain (Loss)
Investment Securities Sold	272,790
Futures Contracts	20,100
Foreign Currencies and Forward Currency Contracts	(4,239)
Realized Net Gain (Loss)	288,651
Change in Unrealized Appreciation (Depreciation)
Investment Securities	750,673
Futures Contracts	(1,144)
Foreign Currencies and Forward Currency Contracts	12,632
Change in Unrealized Appreciation (Depreciation)	762,161
Net Increase (Decrease) in Net Assets Resulting from Operations	1,095,108

1 Dividends are net of foreign withholding taxes of $3,628,000.

2 Interest income from an affiliated company of the fund was $5,496,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,296	68,657
Realized Net Gain (Loss)	288,651	142,069
Change in Unrealized Appreciation (Depreciation)	762,161	275,283
Net Increase (Decrease) in Net Assets Resulting from Operations	1,095,108	486,009
Distributions
Net Investment Income	(62,618)	(39,868)
Realized Capital Gain[1]	(122,999)	—
Total Distributions	(185,617)	(39,868)
Capital Share Transactions—Note H
Issued	1,436,117	1,283,913
Issued in Lieu of Cash Distributions	174,536	37,860
Redeemed[2]	(287,600)	(379,113)
Net Increase (Decrease) from Capital Share Transactions	1,323,053	942,660
Total Increase (Decrease)	2,232,544	1,388,801
Net Assets
Beginning of Period	3,606,370	2,217,569
End of Period[3]	5,838,914	3,606,370

1 Includes fiscal 2006 short-term gain distributions totaling $33,545,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $150,000 and $158,000.

3 Net Assets–End of Period includes undistributed net investment income of $33,139,000 and $52,904,000.

Financial Highlights

	Six Months
	Ended					Jan. 1 to	Year Ended
For a Share Outstanding	Apr. 30,	Year Ended October 31,				Oct. 31,	Dec. 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2000
Net Asset Value,
Beginning of Period	$33.30	$28.36	$24.54	$18.92	$20.57	$26.02	$29.13
Investment Operations
Net Investment Income	.31	.63	.48	.48	.29	.34	.55
Net Realized and Unrealized
Gain (Loss) on Investments	8.56	4.79	3.80	5.43	(1.65)	(5.78)	(2.74)
Total from
Investment Operations	8.87	5.42	4.28	5.91	(1.36)	(5.44)	(2.19)
Distributions
Dividends from
Net Investment Income	(.56)	(.48)	(.46)	(.29)	(.29)	(.01)	(.73)
Distributions from
Realized Capital Gains	(1.10)	—	—	—	—	—	(.19)
Total Distributions	(1.66)	(.48)	(.46)	(.29)	(.29)	(.01)	(.92)
Net Asset Value,
End of Period	$40.51	$33.30	$28.36	$24.54	$18.92	$20.57	$26.02

Total Return[2]	27.47%	19.30%	17.68%	31.72%	–6.81%	–20.91%	–7.48%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$5,839	$3,606	$2,218	$1,511	$1,086	$770	$835
Ratio of Total Expenses to
Average Net Assets[3]	0.49%[4]	0.50%	0.56%	0.62%	0.65%	0.64%[4]	0.53%
Ratio of Net Investment
Income to Average Net Assets	1.94%[4]	2.26%	1.99%	2.46%	1.80%	1.93%[4]	1.94%
Portfolio Turnover Rate	38%[4]	32%	74%	27%	26%	37%	78%

1 The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.02%, 0.04%, 0.03%, 0.01%, and (0.04%).

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Hansberger Global Investors, Inc., and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before an increase of $554,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $585,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $275,000 and custodian fees by $20,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2006, the fund realized net foreign currency losses of $2,173,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2006, the fund realized gains on the sale of passive foreign investment companies of $730,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $1,390,083,000, consisting of unrealized gains of $1,427,759,000 on securities that had risen in value since their purchase and $37,676,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	2,598	124,137	137
Topix Index	746	113,054	282
FTSE 100 Index	876	96,126	(223)
S&P ASX 200 Index	251	25,039	400

At April 30, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/21/2006	EUR	98,542	USD	124,575	3,685
6/21/2006	GBP	52,795	USD	96,037	2,871
6/14/2006	JPY	9,626,824	USD	84,908	2,287
6/15/2006	CHF	40,000	USD	32,329	(1,375)
6/21/2006	AUD	33,182	USD	25,154	1,071

AUD—Australian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $464,000 resulting from the translation of other assets and liabilities at April 30, 2006.

F. During the six months ended April 30, 2006, the fund purchased $1,718,196,000 of investment securities and sold $820,009,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $419,875,000, for which the fund received cash collateral of $441,818,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	Shares	Shares
	(000)	(000)
Issued	38,580	40,794
Issued in Lieu of Cash Distributions	5,030	1,266
Redeemed	(7,793)	(11,945)
Net Increase (Decrease) in Shares Outstanding	35,817	30,115

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,274.71	$2.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.46

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with Sanford C. Bernstein & Co., LLC, and Hansberger Global Investors, Inc. The board determined that retention of the two advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Sanford C. Bernstein & Co., LLC. Bernstein, a unit of AllianceBernstein L.P., is known for its commitment to value investing and its objectivity in investment research. The investment team at Bernstein employs a bottom-up, research-driven, value-based investment philosophy in selecting stocks. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. Bernstein has advised a portion of the fund since 2004.

Hansberger Global Investors, Inc. Hansberger specializes in managing international, global, and emerging-market equity portfolios. The advisor continues to employ a sound process, seeking out companies that are undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, including annual company visits by the firm’s analysts. Hansberger has advised the fund since 2000.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been favorable compared with those of the fund’s benchmark and its average peer fund. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062006

Vanguard® Diversified Equity Fund

> Semiannual Report

April 30, 2006

>	Vanguard Diversified Equity Fund returned 12.0% for the six months, outpacing a strong stock market, as represented by the Morgan Stanley Capital International (MSCI) US Broad Market Index.

>	This “fund of funds” outperformed the average return of its peer group, thanks to strong performance by a number of the underlying funds.

>	The fund’s smaller stocks were the period’s standouts.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	14
Trustees Renew Advisory Arrangement	16
Glossary	17

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Diversified Equity Fund	12.0%
MSCI US Broad Market Index	11.0
Average Multi-Cap Core Fund[1]	11.5

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$20.45	$22.66	$0.150	$0.078

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2006, Vanguard Diversified Equity Fund’s eight actively managed funds produced a combined return of 12.0%, putting the fund a few steps ahead of the broad U.S. market and the peer-group average.

The success reflected excellent performances in most segments of the stock market. The value-oriented Vanguard Windsor™ and Capital Value Funds, for example, turned in benchmark-beating six-month returns, as did the growth-oriented Vanguard Morgan™ and Mid-Cap Growth Funds. A few funds generated subpar performance, but missteps were limited.

Stocks maintained their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International

2

stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Distinguished active management put portfolio ahead of the market

During the past six months, the Diversified Equity Fund’s 12.0% return represented a strong result in a generally buoyant market. The Diversified Equity Fund’s portfolio of eight actively managed funds includes stocks of all sizes and valuations, in proportions similar to those of the market. The market’s general themes—the strength of smaller stocks and larger value-oriented stocks—were echoed in the fund.

Market Barometer
			Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

3

At about 20% of assets, Vanguard Growth and Income Fund is the Diversified Equity Fund’s largest holding. Over time, the fund seeks to outperform the Standard & Poor’s 500 Index, while mirroring its risk characteristics. During the past six months, the fund kept pace with the benchmark. The next largest holdings are the value-oriented Vanguard Windsor II and Windsor Funds and the growth-focused U.S. Growth and Morgan Growth Funds.

It’s a mark of the general strength in U.S. stocks that the 9.5% return of Windsor II could be called a modest disappointment. Large-value stocks, the fund’s typical quarry, returned more than 12% during the six months, implying that Windsor II missed some opportunities. This modest shortfall to value-stock benchmarks was mostly offset by the strong performance of

Windsor. On the growth end of the spectrum, Vanguard U.S. Growth Fund’s return was on par with that of large growth stocks, while Morgan Growth handily outpaced its comparative standards.

Among the funds focused on mid- and small-capitalization stocks, Vanguard Explorer™ Fund returned 18.6%, an eye-catching gain, but a modest shortfall to the performance of small-cap growth stocks. The Vanguard Capital Value and Mid-Cap Growth Funds, by contrast, posted returns that surpassed those of their comparative standards.

A new fund, enduring principles

Vanguard Diversified Equity Fund is less than one year old, but its portfolio delivers the timeless benefit of broad diversification. With assets in large-, mid-, and small-cap

Annualized Expense Ratios
Your fund compared with its peer group
		Average
	Average Weighted	Multi-Cap
	Expense Ratio[1]	Core Fund[2]
Diversified Equity Fund	0.44%	1.28%

1 For underlying funds; annualized. The Diversified Equity Fund does not have expenses of its own, but bears its share of the expenses of the underlying funds.

2 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

stocks, as well growth and value stocks, the fund protects investors from the tendency to build portfolios concentrated in whatever market segment is currently at the top of the performance tables—an approach all but guaranteed to deliver above-market levels of risk.

In addition to broad diversification, the fund gives shareholders the opportunity to benefit from the talents of eight top-flight investment managers. The flip side, of course, is the risk that the managers will underperform the market. Over time, however, these advisory firms have demonstrated an ability to deliver consistently strong long-term performance.

The Diversified Equity Fund can play a valuable role in a portfolio that includes bond and money market funds in proportions consistent with your goals and circumstances. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2006

Underlying Funds: Allocations and Returns
As of April 30, 2006
		Total Returns:
Vanguard Fund	Percentage of	From the Past
(Investor Shares)	Diversified Equity’s Assets	Six Months
Growth and Income	20.0%	9.6%
Windsor II	15.1	9.5
Windsor	15.0	14.2
U.S. Growth	15.0	6.9
Morgan Growth	14.9	12.3
Explorer	10.0	18.6
Mid-Cap Growth	5.0	19.3
Capital Value	5.0	16.9
Combined	100.0%	12.0%

5

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,556	3,903
Median Market Cap	$42.0B	$29.5B
Price/Earnings Ratio	17.0x	18.5x
Price/Book Ratio	2.7x	2.8x
Yield	1.0%	1.7%
Return on Equity	17.2%	17.3%
Earnings Growth Rate	14.0%	15.7%
Foreign Holdings	9.0%	0.0%
Expense Ratio	0%	—
Average Weighted Expense Ratio[3]	0.44%	—

Allocation to Underlying Vanguard Funds

Growth and Income Fund	20.0%
Windsor II Fund	15.1
Windsor Fund	15.0
U.S. Growth Fund	15.0
Morgan Growth Fund	14.9
Explorer Fund	10.0
Mid-Cap Growth Fund	5.0
Capital Value Fund	5.0
Total	100.0%

Sector Diversification (% of portfolio)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	11%	11%
Consumer Staples	7	8
Energy	8	10
Financials	22	22
Health Care	13	12
Industrials	12	12
Information Technology	15	16
Materials	4	3
Telecommunication Services	4	3
Utilities	4	3

1 Reflects holdings of underlying funds.

2 MSCI US Broad Market Index.

3 For underlying funds; annualized.

   See page 17 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005–April 30, 2006

Average Annual Total Return: Period Ended March 31, 2006

This table presents the average annual total return through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Diversified Equity Fund	6/10/2005	12.99%

1 Six months ended April 30, 2006.

Note: See Financial Highlights table on page 11 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
Vanguard Growth and Income Fund Investor Shares	587,081	19,639
Vanguard Windsor II Fund Investor Shares	443,495	14,773
Vanguard Windsor Fund Investor Shares	796,759	14,756
Vanguard U.S. Growth Fund Investor Shares	808,128	14,700
Vanguard Morgan Growth Fund Investor Shares	781,128	14,677
Vanguard Explorer Fund Investor Shares	117,330	9,833
Vanguard Mid-Cap Growth Fund	248,503	4,915
Vanguard Capital Value Fund	386,758	4,896
Total Investment Companies (Cost $93,229)		98,189
Other Assets and Liabilities (0.1%)
Other Assets		879
Liabilities		(798)
		81
Net Assets (100%)
Applicable to 4,336,442 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		98,270
Net Asset Value Per Share		$22.66

At April 30, 2006, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	92,092	$21.24
Overdistributed Net Investment Income	(12)	—
Accumulated Net Realized Gains	1,230.28
Unrealized Appreciation	4,960	1.14
Net Assets	98,270	$22.66

•	See Note A in Notes to Financial Statements.

1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

8

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Income Distributions Received	351
Net Investment Income—Note B	351
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,451
Investment Securities Sold	(10)
Realized Net Gain (Loss)	1,441
Unrealized Appreciation (Depreciation) of Investment Securities	5,103
Net Increase (Decrease) in Net Assets Resulting from Operations	6,895

9

Statement of Changes in Net Assets

	Six Months Ended	June 10[1] to
	April 30,	October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	351	31
Realized Net Gain (Loss)	1,441	(6)
Unrealized Appreciation (Depreciation)	5,103	(143)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,895	(118)
Distributions
Net Investment Income	(394)	—
Realized Capital Gain[2]	(205)	—
Total Distributions	(599)	—
Capital Share Transactions—Note E
Issued	53,676	51,390
Issued in Lieu of Cash Distributions	550	—
Redeemed	(9,825)	(3,699)
Net Increase (Decrease) from Capital Share Transactions	44,401	47,691
Total Increase (Decrease)	50,697	47,573
Net Assets
Beginning of Period	47,573	—
End of Period[3]	98,270	47,573

1 Inception.

2 Includes fiscal 2006 short-term gain distributions totaling $205,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,000) and $31,000.

10

Financial Highlights

Diversified Equity Fund
	Six Months
	Ended	June 10[1] to
	Apr. 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$20.45	$20.00
Investment Operations
Net Investment Income	.113[2]	.01
Capital Gain Distributions Received	.467[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.858	.44
Total from Investment Operations	2.438	.45
Distributions
Dividends from Net Investment Income	(.150)	—
Distributions from Realized Capital Gains	(.078)	—
Total Distributions	(.228)	—
Net Asset Value, End of Period	$22.66	$20.45

Total Return	11.99%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$98	$48
Ratio of Total Expenses to Average Net Assets—Note B	0%[3]	0%
Ratio of Net Investment Income to Average Net Assets	0.90%[4]	0.10%[4]
Portfolio Turnover Rate	15%[4]	1%

1 Inception.

2 Calculated based on average shares outstanding.

3 The average weighted expense ratio of the underlying funds was 0.44%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended April 30, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2005, the fund had available realized losses of $6,000 to offset future net capital gains through October 31, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $4,960,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

12

D. During the six months ended April 30, 2006, the fund purchased $50,714,000 of investment securities and sold $5,094,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended	Jun. 10[1] to
	April 30, 2006	Oct. 31, 2005
	Shares	Shares
	(000)	(000)
Issued	2,434	2,508
Issued in Lieu of Cash Distributions	26	—
Redeemed	(450)	(181)
Net Increase (Decrease) in Shares Outstanding	2,010	2,327

1 Inception.

13

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using the fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,119.87	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.21

1 These calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. Diversified Equity Fund’s annualized average weighted expense ratio as of April 30, 2006, was 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

15

Trustees Renew Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over the relatively brief span of the fund and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s average weighted expense ratio was far below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly. However, each underlying fund in which the Diversified Equity Fund invests pays advisory fees well below the underlying fund’s peer-group average. Information about the fund’s average weighted expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

16

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

17

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, Morgan, Windsor,
Explorer, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 19, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.